EXHIBIT 10.2






                                        FIRST AMENDMENT dated as of December 7,
                                1995 (this "Amendment"), to the Credit Agreement dated as of August 21, 1995, (the "Credit Agreement"), among Hills Stores Company, a Delaware corporation (the "Parent"), Hills Department Store Company, a Delaware corporation (the "Borrower") and a wholly owned subsidiary of the Parent, the financial institutions party thereto (the "Lenders"), the Co-Agents and Managing Agent named in the Credit Agreement and Chemical Bank, as agent for the Lenders (in such capacity, the "Administrative Agent") and as Fronting Bank.


        WHEREAS, the Borrower and the Parent have requested that the Lenders amend certain terms and provisions of the Credit Agreement;

        WHEREAS, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement; and

        WHEREAS, the Lenders are willing, on the terms, subject to the condi-tions and to the extent set forth below, to effect such amendments.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrower, the Parent and the Lenders hereby agree, on the terms and subject to the conditions set forth herein, as follows:


        SECTION 1.  Amendment.
                    ----------

                Section 7.03 of the Credit Agreement is hereby amended by deleting the amount "$15,000,000" contained in such Section and replacing such amount with the amount "$45,000,000".


        SECTION 2.  Representations and Warranties.
                    -------------------------------

                Each of the Borrower and the Parent represents and warrants to each of the Lenders that:

                (a) The execution, delivery and performance by the Borrower and the Parent of this Amendment (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Parent or any of its Subsidiaries, (B) any order of any Governmental Authority or (C) any provision of any inden-ture, agreement or other instrument to which Parent or any of its

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        Subsidiaries is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture or any other material agreement or other instrument or (iii) result in the creation or imposition of any Lien upon any property or assets of the Parent or any of its Subsidiaries.

                (b) This Amendment has been duly executed and delivered by the Borrower and the Parent and constitutes a legal, valid and binding obli-gation of the Borrower and the Parent, as the case may be, enforceable against the Borrower and the Parent, as the case may be, in accordance with its terms, subject to, or except as enforceability may be limited by, applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought in a proceeding in equity or at law).


        SECTION 3.  Loan Documents.
                    ---------------

                This Amendment shall be a Loan Document for all purposes.


        SECTION 4.  Effectiveness.
                    --------------

                This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received copies hereof that, when taken to-gether, bear the signatures of each of the Borrower, the Parent and the Required Lenders.


        SECTION 5.  Notices.
                    --------

                All notices hereunder shall be given in accordance with the pro-visions of Sections 11.01 of the Credit Agreement.


        SECTION 6.  Applicable Law.
                    ---------------

                THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


        SECTION 7.  No Novation.
                    ------------

                Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obliga-tions, covenants or agreements contained in the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

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        SECTION 8.  Counterparts.
                    -------------

                This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.


        SECTION 9.  Headings.
                    ---------

                Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.


        IN WITNESS WHEREOF, the Borrower, the Parent and the Required Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.



                                                HILLS STORE COMPANY,


                                                by
                                                _________________________
                                                Name:
                                                Title:



                                                HILLS DEPARTMENT STORE
                                                COMPANY,


                                                by
                                                _________________________
                                                Name:
                                                Title:



                                                CHEMICAL BANK, individually, as
                                                Administrative Agent and as
                                                Fronting Bank,


                                                by
                                                _________________________
                                                Name:
                                                Title:

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                                                NATWEST BANK N.A., individually
                                                and as Managing Agent,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:



                                                CREDIT LYONNAIS NEW YORK BRANCH,
                                                individually and as Co-Agent,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:



                                                CREDIT LYONNAIS CAYMAN ISLAND
                                                BRANCH, individually and as
                                                Co-Agent,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:



                                                INTERNATIONAL NEDERLADEN (U.S.)
                                                CAPITAL CORPORATION, individu-
                                                ally and as Co-Agent,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:



                                                THE CIT GROUP/BUSINESS CREDIT
                                                INC., individually and as
                                                Co-Agent,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:

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                                                DRESDNER BANK AG, NEW YORK AND
                                                GRAND CAYMAN BRANCHES,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:

                                                by
                                                        ________________________
                                                        Name:
                                                        Title:



                                                FIRST SOURCE FINANCIAL LLP,

                                                by FIRST SOURCE FINANCIAL,
                                                INC., its agent and manager,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:



                                                GENERAL ELECTRIC CAPITAL
                                                CORPORATION,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:



                                                NATIONAL CITY BANK,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:



                                                SANWA BUSINESS CREDIT
                                                CORPORATION,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:

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                                                TRANSAMERICA BUSINESS CREDIT
                                                CORPORATION,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:



                                                BANKAMERICA BUSINESS CREDIT
                                                CORPORATION,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:



                                                CONGRESS FINANCIAL SERVICES
                                                HOLDING, INC.,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:



                                                DEUTSCHE FINANCIAL SERVICES
                                                HOLDING, INC.,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:


                                                LASALLE BUSINESS CREDIT, INC.,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:


                                                MIDLANTIC BANK,


                                                by
                                                        ________________________
                                                        Name:
                                                        Title:

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